SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 12, 2005

Southern BancShares (N.C.), Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10852	56-1538087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

116 East Main Street

Mount Olive, North Carolina 28365

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (919) 658-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 12, 2005, Southern BancShares (N.C.), Inc. (the “Company”) will mail to its shareholders the attached correspondence announcing the Company’s intent to engage in a going-private transaction. The letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Exhibits

The following exhibit is filed as part of this report:

Exhibit	Description
99.1	Letter to shareholders dated September 12, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN BANCSHARES (N.C.), INC.

Date: September 12, 2005	By:	/s/ David A. Bean
David A. Bean
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number
99.1	Letter to shareholders dated September 12, 2005.

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